U.S. Global Investors Funds

                       June 3, 1999, supplement to the
                      prospectus dated November 3, 1998


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Page 23 -- Portfolio Manager

Delete the last paragraph on page 23 regarding the portfolio manager of the Tax Free Fund and the Near-Term Tax Free Fund and replace with the following:

     The Adviser uses a team approach to manage the assets of the tax-free funds. The management team meets weekly to review macroeconomic factors and daily to review portfolio holdings and discuss buy and sell activity. The team employs modeling techniques to determine the funds' portfolio structure and to screen specific debt securities. Investment decisions for the funds are made by the team, and no single person has final responsibility for these decisions.

Page 25--Portfolio Manager

Delete the last paragraph on page 25 regarding the portfolio manager of the U.S. Treasury Securities Cash Fund and the U.S.Government Securities Savings Fund and replace with the following:

     The Adviser uses a team approach to manage the assets of the government money market funds. The management team meets weekly to review macro economic factors and daily to review portfolio holdings and discuss buy and sell activity. The team employs modeling techniques to determine the funds' portfolio structure and to screen specific debt securities. Investment decisions for the funds are made by the team, and no single person has final responsibil ity for these decisions.